GOLDMAN SACHS TRUST

Goldman Sachs International Equity Funds

Class A Shares, Class B Shares, Class C Shares,
Institutional Shares, Service Shares, R and IR Shares of
Goldman Sachs Strategic International Equity Fund

Supplement dated May 1, 2008 to the

Prospectuses dated February 29, 2008

The following replaces the “Service Providers — Fund Managers” section of each Strategic International Equity Fund Prospectus in its entirety:

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FUND MANAGERS

Global Equity Portfolio Management Team

■	Investment research based in United Kingdom, Hong Kong, United States, India, China, Korea, Japan and Singapore. Local presence is a key to the Investment Adviser’s fundamental research capabilities
■	The Global Equity Portfolio Management Team manages over $21 billion in international equities for retail, institutional and high net worth clients
■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the currency and risk management capabilities of GSAMI

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Eileen Rominger Managing Director Co-Chief Investment Officer, Global Equity Co-Chief Investment Officer, Value Equity	Portfolio Manager—Strategic International Equity	Since 2008	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Mark Beveridge, CFA Managing Director, Co-Chief Investment Officer, Global Equity	Portfolio Manager— Strategic International Equity	Since 2007	Mr. Beveridge joined the Investment Adviser in December 2004 as Chief Investment Officer of the Global Equity business which encompasses the Global/International, UK/European, Asia ex Japan and Japan strategies. Prior to joining the Investment Adviser, he spent 19 years at Franklin Templeton, where he was Executive Vice President and Senior Portfolio Manager responsible for ex-US portfolios.

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

William Howard, CFA Managing Director, Head of Asia ex-Japan Equity	Portfolio Manager— Strategic International Equity	Since 2007	Mr. Howard joined the Investment Adviser in January 2005 as a portfolio manager. From 1993 to 2004 he was a Portfolio Manager at Franklin Templeton responsible for ex-US portfolios.

Maria Gordon, CFA Managing Director, Head of Global Emerging Markets	Portfolio Manager— Strategic International Equity	Since 2007	Ms. Gordon joined the Investment Adviser as a research analyst for the emerging markets equities team in September 1998. She was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equities Strategy in March 2003.

Edward Perkin, CFA Vice President Head of European Equity	Portfolio Manager— Strategic International Equity	Since 2008	Mr. Perkin joined the Investment Adviser as a research analyst in 2002 and became a portfolio manager in July 2004. He became Head of the European Equity Team in 2008. From August 2000 to May 2002, he gained investment research experience at Gabelli Investment Asset Management and Fidelity Advisors while attending business school. From August 1997 to May 2000, he was a senior research analyst at FiServe.

Mark Beveridge and Eileen Rominger serve as Co-Chief Investment Officers (“Co-CIOs”) of GSAM’s Global Equity team, and Mr. Beveridge serves as CIO of GSAMI’s Global/ EAFE strategies. As Co-CIOs, Mr. Beveridge and Ms. Rominger are ultimately responsible for the composition of the Fund’s structure at both the stock and industry level. Along with the other portfolio managers on the team, Mr. Beveridge also has specific industry research responsibilities. Each portfolio manager is responsible for liaising with research analysts around the world, promoting his or her stock selection ideas to the other members of the team and debating their inclusion in the portfolio.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

The following replaces: (i) the final two paragraphs of the section “HOW TO BUY SHARES — What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Shareholder Guide of the Class A, B and C Shares Prospectus, (ii) the final two paragraphs of the section “SHAREHOLDER

SERVICES — What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Shareholder Guide of the R and IR Shares Prospectus, and (iii) the fifth and sixth paragraphs of the section “HOW TO BUY SHARES — What Do I Need To Know About Service Organizations?” in the Shareholder Guide of the Services Shares Prospectus:

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for subaccounting, sub-transfer agency, administrative and/or shareholder processing services. These payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

SERVICE PROVIDERS

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may be different for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer, Service Organization or Intermediary for more information about the payments it receives and any potential conflicts of interest.

The following replaces: the second, third and fourth paragraphs of the section“HOW TO BUY SHARES — How Do I Purchase Shares Through a Financial Institution?” in the Shareholder Guide of the Institutional Shares Prospectus:

You should contact your institution or financial intermediary to learn whether it is authorized to accept orders for the Trust. These institutions or other financial intermediaries may receive payments from the Fund or Goldman Sachs for the services provided by them with respect to the Fund’s Institutional Shares. These payments may be in addition to other payments borne by the Fund.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for subaccounting, sub-transfer agency, administrative and/or shareholder processing services. These payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may be different for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer, Service Organization or Intermediary for more information about the payments it receives and any potential conflicts of interest.

This Supplement should be retained with your Prospectus for future reference.

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